EXHIBIT 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q4'18	Q3'18	Q2'18	Q1'18	Q4'17	YOY % change	YTD'18	YTD'17	YOY % change
Non-interest revenues
Discount revenue	$6,457	$6,181	$6,194	$5,889	$6,060	7	$24,721	$22,890	8
Net card fees	897	870	844	830	785	14	3,441	3,090	11
Other fees and commissions	788	798	786	781	778	1	3,153	2,990	5
Other	300	334	349	377	345	(13)	1,360	1,457	(7)
Total non-interest revenues	8,442	8,183	8,173	7,877	7,968	6	32,675	30,427	7
Interest income
Interest on loans	2,674	2,554	2,387	2,326	2,205	21	9,941	8,148	22
Interest and dividends on investment securities	35	35	27	21	21	67	118	89	33
Deposits with banks and other	157	149	126	115	93	69	547	326	68
Total interest income	2,866	2,738	2,540	2,462	2,319	24	10,606	8,563	24
Interest expense
Deposits	377	340	300	270	241	56	1,287	779	65
Long-term debt and other	457	437	411	351	339	35	1,656	1,333	24
Total interest expense	834	777	711	621	580	44	2,943	2,112	39
Net interest income	2,032	1,961	1,829	1,841	1,739	17	7,663	6,451	19
Total revenues net of interest expense	10,474	10,144	10,002	9,718	9,707	8	40,338	36,878	9
Provisions for losses
Charge card	236	214	245	242	205	15	937	795	18
Card Member loans	679	560	528	499	596	14	2,266	1,868	21
Other	39	43	33	34	33	18	149	97	54
Total provisions for losses	954	817	806	775	834	14	3,352	2,760	21
Total revenues net of interest expense after provisions for losses	9,520	9,327	9,196	8,943	8,873	7	36,986	34,118	8

Expenses
Marketing and business development (A)	1,820	1,642	1,663	1,345	1,535	19	6,470	5,722	13
Card Member rewards	2,516	2,400	2,433	2,347	2,262	11	9,696	8,687	12
Card Member services	495	457	416	409	383	29	1,777	1,392	28
Salaries and employee benefits	1,294	1,350	1,280	1,326	1,436	(10)	5,250	5,258	-
Professional services	671	489	508	457	534	26	2,125	2,040	4
Occupancy and equipment	540	489	484	520	493	10	2,033	2,018	1
Other, net (A)	353	382	321	457	432	(18)	1,513	1,576	(4)
Total expenses	7,689	7,209	7,105	6,861	7,075	9	28,864	26,693	8
Pretax income	1,831	2,118	2,091	2,082	1,798	2	8,122	7,425	9
Income tax provision (benefit)	(179)	464	468	448	3,004	#	1,201	4,677	(74)
Net income (loss)	$2,010	$1,654	$1,623	$1,634	$(1,206)	#	$6,921	$2,748	#
Net income (loss) attributable to common shareholders (B)	$1,975	$1,621	$1,591	$1,600	$(1,228)	#	$6,787	$2,646	#
Effective tax rate	(9.8%)	21.9%	22.4%	21.5%	167.1%		14.8%	63.0%

Earnings Per Common Share
Basic
Net income (loss) attributable to common shareholders	$2.33	$1.89	$1.85	$1.86	$(1.42)	#	$7.93	$3.00	#
Average common shares outstanding	850	858	860	859	865	(2)	856	883	(3)
Diluted
Net income (loss) attributable to common shareholders	$2.32	$1.88	$1.84	$1.86	$(1.42)	#	$7.91	$2.99	#
Average common shares outstanding	852	860	862	861	865	(2)	859	886	(3)
Cash dividends declared per common share	$0.39	$0.39	$0.35	$0.35	$0.35	11	$1.48	$1.34	10

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q4'18	Q3'18	Q2'18	Q1'18	Q4'17	YOY % change
Assets
Cash & cash equivalents	$27	$30	$30	$31	$33	(18)
Card Member receivables, less reserves	55	55	54	54	54	2
Card Member Loans, less reserves	80	76	74	71	72	11
Investment securities	5	6	5	3	3	67
Other (C)	22	22	22	21	19	16
Total assets	$189	$189	$185	$180	$181	4

Liabilities and Shareholders' Equity
Customer deposits	$70	$69	$67	$67	$64	9
Short-term borrowings	3	2	2	2	3	-
Long-term debt	58	55	56	52	56	4
Other (C)	36	42	39	39	40	(10)
Total liabilities	167	168	164	160	163	2

Shareholders' Equity	22	21	21	20	18	22
Total liabilities and shareholders' equity	$189	$189	$185	$180	$181	4

Return on average equity (D)	33.5%	18.1%	16.7%	15.2%	13.2%
Return on average common equity (D)	35.6%	19.0%	17.5%	15.9%	13.7%
Book value per common share (dollars)	$24.45	$23.27	$22.42	$20.96	$19.42	26

See Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q4'18	Q3'18	Q2'18	Q1'18	Q4'17
Shares Outstanding (in millions)
Beginning of period	854	861	860	859	871
Repurchase of common shares	(8)	(7)	-	-	(14)
Net impact of employee benefit plans and others	1	-	1	1	2
End of period	847	854	861	860	859

Risk-Based Capital Ratios - Basel III ($ in billions) (E)
Common Equity Tier 1/Risk Weighted Assets (RWA)	11.0%	10.8%	10.1%	9.4%	9.0%
Tier 1	12.0%	11.8%	11.1%	10.5%	10.1%
Total	13.6%	13.4%	12.8%	12.2%	11.8%

Common Equity Tier 1	$17.5	$16.6	$15.2	$13.9	$13.2
Tier 1 Capital	$19.1	$18.2	$16.8	$15.5	$14.7
Tier 2 Capital	$2.6	$2.5	$2.5	$2.4	$2.4
Total Capital	$21.7	$20.7	$19.3	$17.9	$17.1
RWA	$158.8	$154.7	$150.9	$147.4	$145.9
Tier 1 Leverage	10.4%	10.1%	9.7%	8.8%	8.6%
Supplementary Leverage Ratio (SLR) (F)	8.9%	8.6%	8.3%	7.6%	7.4%
Average Total Assets to calculate the Tier 1 Leverage Ratio (G)	$183.2	$179.8	$172.5	$175.0	$171.2
Total Leverage Exposure to calculate SLR	$214.4	$210.7	$202.4	$204.4	$198.8

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q4'18	Q3'18	Q2'18	Q1'18	Q4'17	YOY % change	YTD'18	YTD'17	YOY % change
Billed business (H)
U.S.	$205.1	$194.6	$195.4	$182.5	$188.9	9	$777.6	$708.3	10
Outside the U.S.	103.9	100.1	101.1	101.3	102.5	1	406.4	376.9	8
Total	$309.0	$294.7	$296.5	$283.8	$291.4	6	$1,184.0	$1,085.2	9
Proprietary	$264.4	$250.2	$251.1	$236.9	$242.6	9	$1,002.6	$900.6	11
Global Network Services (GNS)	44.6	44.5	45.4	46.9	48.8	(9)	181.4	184.6	(2)
Total	$309.0	$294.7	$296.5	$283.8	$291.4	6	$1,184.0	$1,085.2	9
Cards-in-force (millions) (I)
U.S.	53.7	53.0	51.9	51.3	50.0	7	53.7	50.0	7
Outside the U.S.	60.3	62.1	62.4	62.9	62.8	(4)	60.3	62.8	(4)
Total	114.0	115.1	114.3	114.2	112.8	1	114.0	112.8	1
Proprietary	69.1	68.5	67.4	66.4	64.6	7	69.1	64.6	7
GNS	44.9	46.6	46.9	47.8	48.2	(7)	44.9	48.2	(7)
Total	114.0	115.1	114.3	114.2	112.8	1	114.0	112.8	1
Basic cards-in-force (millions) (I)
U.S.	42.3	41.7	40.9	40.4	39.4	7	42.3	39.4	7
Outside the U.S.	50.3	51.8	52.0	52.4	52.2	(4)	50.3	52.2	(4)
Total	92.6	93.5	92.9	92.8	91.6	1	92.6	91.6	1
Average proprietary basic Card Member spending (dollars)
U.S.	$5,369	$5,169	$5,275	$5,015	$5,300	1	$20,840	$20,317	3
Outside the U.S.	$4,103	$3,864	$3,909	$3,869	$3,918	5	$15,756	$14,277	10
Average	$4,997	$4,784	$4,871	$4,677	$4,890	2	$19,340	$18,519	4
Card Member loans
U.S.	$72.0	$68.1	$66.3	$63.9	$64.5	12	$72.0	$64.5	12
Outside the U.S.	9.9	9.5	9.1	8.9	8.9	11	9.9	8.9	11
Total	$81.9	$77.6	$75.4	$72.8	$73.4	12	$81.9	$73.4	12

Average discount rate (J)	2.36%	2.38%	2.37%	2.37%	2.37%		2.37%	2.40%
Average fee per card (dollars) (K)	$52	$51	$51	$51	$49	6	$51	$49	4

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q4'18	Q3'18	Q2'18	Q1'18	Q4'17	YOY % change	YTD'18	YTD'17	YOY % change
Worldwide Card Member loans
Total loans	$81.9	$77.6	$75.4	$72.8	$73.4	12	$81.9	$73.4	12
Loss reserves (millions)
Beginning balance	$1,937	$1,840	$1,786	$1,706	$1,502	29	$1,706	$1,223	39
Provisions - principal, interest and fees	679	560	528	499	596	14	2,266	1,868	21
Net write-offs - principal less recoveries	(399)	(393)	(389)	(358)	(325)	23	(1,539)	(1,181)	30
Net write-offs - interest and fees less recoveries	(79)	(77)	(77)	(71)	(64)	23	(304)	(227)	34
Other (L)	(4)	7	(8)	10	(3)	33	5	23	(78)
Ending balance	$2,134	$1,937	$1,840	$1,786	$1,706	25	$2,134	$1,706	25
Ending reserves - principal	$2,028	$1,834	$1,737	$1,691	$1,622	25	$2,028	$1,622	25
Ending reserves - interest and fees	$106	$103	$103	$95	$84	26	$106	$84	26
% of loans	2.6%	2.5%	2.4%	2.5%	2.3%		2.6%	2.3%
% of past due	182%	185%	188%	174%	177%		182%	177%
Average loans	$79.4	$76.4	$74.1	$72.7	$70.1	13	$75.8	$66.7	14
Net write-off rate (principal only) (M)	2.0%	2.1%	2.1%	2.0%	1.8%		2.0%	1.8%
Net write-off rate (principal, interest and fees) (M)	2.4%	2.5%	2.5%	2.4%	2.2%		2.4%	2.1%
30+ days past due as a % of total	1.4%	1.3%	1.3%	1.4%	1.3%		1.4%	1.3%

Net interest income divided by average Card Member loans (N)	10.2%	10.3%	9.9%	10.1%	9.9%		10.1%	9.7%
Net interest yield on average Card Member loans (N)	10.7%	10.8%	10.6%	10.8%	10.5%		10.7%	10.4%

Worldwide Card Member receivables
Total receivables	$55.9	$55.5	$55.0	$54.2	$54.0	4	$55.9	$54.0	4
Loss reserves (millions)
Beginning balance	$544	$558	$565	$521	$512	6	$521	$467	12
Provisions - principal and fees	236	214	245	242	205	15	937	795	18
Net write-offs - principal and fees less recoveries	(198)	(226)	(236)	(199)	(188)	5	(859)	(736)	17
Other (L)	(9)	(2)	(16)	1	(8)	13	(26)	(5)	#
Ending balance	$573	$544	$558	$565	$521	10	$573	$521	10
% of receivables	1.0%	1.0%	1.0%	1.0%	1.0%		1.0%	1.0%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal only) (M)	1.4%	1.7%	1.8%	1.6%	1.5%		1.7%	1.6%
Net write-off rate, excluding GCP (principal and fees) (M)	1.6%	1.9%	2.1%	1.8%	1.6%		1.8%	1.7%
30+ days past due as a % of total, excluding GCP	1.4%	1.3%	1.3%	1.5%	1.4%		1.4%	1.4%
GCP Net loss ratio (as a % of charge volume) (O)	0.11%	0.12%	0.12%	0.10%	0.11%		0.11%	0.10%
GCP 90+ days past billing as a % of total (O)	0.7%	0.8%	0.8%	0.8%	0.9%		0.7%	0.9%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group	Global Commercial Services	Global Merchant and Network Services	Corporate and Other	Consolidated
	(GCSG)	(GCS)	(GMNS)
Q4'18
Non-interest revenues	$3,826	$3,087	$1,530	$(1)	$8,442
Interest income	2,240	435	8	183	2,866
Interest expense	441	234	(89)	248	834
Total revenues net of interest expense	5,625	3,288	1,627	(66)	10,474
Total provision	726	223	6	(1)	954
Total revenues net of interest expense after provisions for losses	4,899	3,065	1,621	(65)	9,520
Marketing, business development, rewards, Card Member services	2,922	1,528	375	6	4,831
Salaries and employee benefits and other operating expenses	1,250	839	620	149	2,858
Pretax income (loss)	727	698	626	(220)	1,831
Income tax provision (benefit)	25	74	125	(403)	(179)
Net income (loss)	702	624	501	183	2,010
Q4'17
Non-interest revenues	$3,535	$2,866	$1,554	$13	$7,968
Interest income	1,848	357	10	104	2,319
Interest expense	306	168	(55)	161	580
Total revenues net of interest expense	5,077	3,055	1,619	(44)	9,707
Total provision	641	187	4	2	834
Total revenues net of interest expense after provisions for losses	4,436	2,868	1,615	(46)	8,873
Marketing, business development, rewards, Card Member services	2,479	1,362	332	7	4,180
Salaries and employee benefits and other operating expenses	1,100	743	617	435	2,895
Pretax income (loss)	857	763	666	(488)	1,798
Income tax provision (benefit)	233	221	207	2,343	3,004
Net income (loss)	624	542	459	(2,831)	(1,206)
YOY % change
Non-interest revenues	8	8	(2)	#	6
Interest income	21	22	(20)	76	24
Interest expense	44	39	62	54	44
Total revenues net of interest expense	11	8	-	50	8
Total provision	13	19	50	#	14
Total revenues net of interest expense after provisions for losses	10	7	-	41	7
Marketing, business development, rewards, Card Member services	18	12	13	(14)	16
Salaries and employee benefits and other operating expenses	14	13	-	(66)	(1)
Pretax income (loss)	(15)	(9)	(6)	(55)	2
Income tax provision (benefit)	(89)	(67)	(40)	#	#
Net income (loss)	13	15	9	#	#

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (P)					Reported	FX-Adjusted (P)
	Q4'18	Q3'18	Q2'18	Q1'18	Q4'17	Q4'18	Q3'18	Q2'18	Q1'18	Q4'17	YTD'18	YTD'18
Worldwide
Proprietary consumer	10%	11%	13%	15%	11%	11%	12%	12%	12%	10%	12%	12%
Proprietary commercial	9	11	12	13	11	10	12	12	11	10	11	11
Proprietary	9	11	12	13	11	10	12	12	11	10	11	11
GNS	(9)	(5)	(1)	8	9	(4)	(1)	(3)	3	6	(2)	(1)
Total	6	8	10	12	11	8	10	9	10	9	9	9
Airline-related volume (7% of Q4'18 Worldwide Total)	5	7	8	10	7	8	9	7	6	4	8	7

U.S.
Proprietary consumer	9	10	10	11	8	n/a	n/a	n/a	n/a	n/a	10	n/a
Proprietary commercial	9	10	10	10	9	n/a	n/a	n/a	n/a	n/a	10	n/a
Proprietary	8	10	10	10	8	n/a	n/a	n/a	n/a	n/a	10	n/a
GNS	17	13	6	6	-	n/a	n/a	n/a	n/a	n/a	10	n/a
Total	9	10	10	10	8	n/a	n/a	n/a	n/a	n/a	10	n/a
T&E-related volume (23% of Q4'18 U.S. Total)	8	9	8	8	6	n/a	n/a	n/a	n/a	n/a	8	n/a
Non-T&E-related volume (77% of Q4'18 U.S. Total)	8	10	10	11	9	n/a	n/a	n/a	n/a	n/a	10	n/a
Airline-related volume (6% of Q4'18 U.S. Total)	9	11	7	7	5	n/a	n/a	n/a	n/a	n/a	8	n/a

Outside the U.S.
Proprietary consumer	11	14	20	25	20	17	18	18	16	14	17	17
Proprietary commercial	10	13	19	23	19	16	18	18	14	13	16	16
Proprietary	11	14	19	24	20	17	18	17	15	13	17	17
GNS	(11)	(6)	(2)	8	10	(6)	(3)	(3)	3	6	(3)	(2)
Total	1	5	10	17	15	7	8	8	9	10	8	8
Japan, Asia Pacific & Australia billed business	1	5	9	16	15	5	8	7	10	11	8	7
Latin America & Canada billed business	1	1	5	12	11	11	12	11	11	8	4	11
Europe, Middle East & Africa billed business	2	6	14	20	19	8	8	9	7	10	10	8

See Appendix IV for footnote references

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'18	Q3'18	Q2'18	Q1'18	Q4'17	YOY % change	YTD'18	YTD'17	YOY % change
Non-interest revenues	$3,826	$3,680	$3,678	$3,491	$3,535	8	$14,675	$13,378	10
Interest income	2,240	2,140	1,994	1,949	1,848	21	8,323	6,789	23
Interest expense	441	404	370	327	306	44	1,542	1,047	47
Net interest income	1,799	1,736	1,624	1,622	1,542	17	6,781	5,742	18
Total revenues net of interest expense	5,625	5,416	5,302	5,113	5,077	11	21,456	19,120	12
Provisions for losses	726	609	565	530	641	13	2,430	1,996	22
Total revenues net of interest expense after provisions for losses	4,899	4,807	4,737	4,583	4,436	10	19,026	17,124	11
Expenses
Marketing, business development, rewards, Card Member services	2,922	2,711	2,695	2,446	2,479	18	10,774	9,233	17
Salaries and employee benefits and other operating expenses	1,250	1,118	1,081	1,089	1,100	14	4,538	4,246	7
Total expenses	4,172	3,829	3,776	3,535	3,579	17	15,312	13,479	14
Pretax segment income	727	978	961	1,048	857	(15)	3,714	3,645	2
Income tax provision	25	199	191	222	233	(89)	637	1,053	(40)
Segment income	$702	$779	$770	$826	$624	13	$3,077	$2,592	19
Effective tax rate	3.4%	20.3%	19.9%	21.2%	27.2%		17.2%	28.9%

(Billions, except percentages and where indicated)
Proprietary billed business (H)
U.S.	$99.1	$92.4	$93.6	$86.0	$91.0	9	$371.1	$336.9	10
Outside the U.S.	$37.5	$34.9	$34.6	$33.3	$33.8	11	$140.3	$119.8	17
Total	$136.6	$127.3	$128.2	$119.3	$124.8	9	$511.4	$456.7	12
Proprietary cards-in-force (millions) (I)
U.S.	37.7	37.4	36.7	36.1	34.9	8	37.7	34.9	8
Outside the U.S.	16.8	16.7	16.5	16.2	15.8	6	16.8	15.8	6
Total	54.5	54.1	53.2	52.3	50.7	7	54.5	50.7	7
Proprietary basic cards-in-force (millions) (I)
U.S.	27.0	26.7	26.2	25.8	25.0	8	27.0	25.0	8
Outside the U.S.	11.6	11.6	11.4	11.2	10.9	6	11.6	10.9	6
Total	38.6	38.3	37.6	37.0	35.9	8	38.6	35.9	8
Average proprietary basic Card Member spending (dollars)
U.S	$3,693	$3,491	$3,594	$3,371	$3,672	1	$14,161	$13,950	2
Outside the U.S.	$3,240	$3,038	$3,057	$3,001	$3,106	4	$12,348	$11,225	10
Average	$3,556	$3,354	$3,431	$3,259	$3,499	2	$13,613	$13,115	4

Segment assets (Q)	$150.7	$130.9	$126.8	$120.8	$123.5	22	$150.7	$123.5	22

Card Member loans
Total loans
U.S.	$59.9	$56.2	$54.7	$52.7	$53.7	12	$59.9	$53.7	12
Outside the U.S.	$9.6	$9.2	$8.8	$8.6	$8.6	12	$9.6	$8.6	12
Total	$69.5	$65.4	$63.5	$61.3	$62.3	12	$69.5	$62.3	12

Average loans
U.S.	$57.8	$55.5	$53.7	$52.9	$51.1	13	$55.1	$49.0	12
Outside the U.S.	$9.3	$8.9	$8.8	$8.7	$8.1	15	$8.9	$7.4	20
Total	$67.1	$64.4	$62.5	$61.6	$59.2	13	$64.0	$56.4	13

Lending Credit Metrics
U.S.
Net write-off rate (principal only) (M)	2.1%	2.1%	2.2%	2.0%	1.9%		2.1%	1.8%
Net write-off rate (principal, interest and fees) (M)	2.5%	2.5%	2.6%	2.4%	2.2%		2.5%	2.1%
30+ days past due as a % of total	1.4%	1.4%	1.3%	1.4%	1.3%		1.4%	1.3%
Outside the U.S.
Net write-off rate (principal only) (M)	2.0%	2.2%	2.1%	2.1%	2.0%		2.1%	2.1%
Net write-off rate (principal, interest and fees) (M)	2.5%	2.7%	2.6%	2.6%	2.4%		2.6%	2.5%
30+ days past due as a % of total	1.6%	1.5%	1.5%	1.6%	1.4%		1.6%	1.4%
Total
Net write-off rate (principal only) (M)	2.1%	2.1%	2.2%	2.0%	1.9%		2.1%	1.8%
Net write-off rate (principal, interest and fees) (M)	2.5%	2.5%	2.6%	2.4%	2.3%		2.5%	2.2%
30+ days past due as a % of total	1.5%	1.4%	1.3%	1.4%	1.3%		1.5%	1.3%

Net interest income divided by average Card Member loans (N)	10.7%	10.8%	10.4%	10.5%	10.4%		10.6%	10.2%
Net interest yield on average Card Member loans (N)
U.S.	10.8%	10.9%	10.6%	10.7%	10.5%		10.7%	10.3%
Outside the U.S.	10.5%	10.6%	10.5%	11.0%	10.8%		10.6%	11.1%
Total	10.8%	10.8%	10.6%	10.8%	10.5%		10.7%	10.4%

Card Member receivables
U.S.	$13.7	$11.9	$12.0	$11.7	$13.1	5	$13.7	$13.1	5
Outside the U.S.	$7.8	$7.0	$7.0	$7.0	$7.8	-	$7.8	$7.8	-
Total receivables	$21.5	$18.9	$19.0	$18.7	$20.9	3	$21.5	$20.9	3

Charge Credit Metrics
U.S.
Net write-off rate (principal only) (M)	1.2%	1.3%	1.4%	1.3%	1.3%		1.3%	1.3%
Net write-off rate (principal and fees) (M)	1.4%	1.5%	1.5%	1.5%	1.4%		1.5%	1.4%
30+ days past due as a % of total	1.1%	1.2%	1.1%	1.3%	1.1%		1.1%	1.1%
Outside the U.S.
Net write-off rate (principal only) (M)	2.0%	2.3%	2.1%	2.0%	1.8%		2.1%	2.0%
Net write-off rate (principal and fees) (M)	2.1%	2.5%	2.3%	2.2%	1.9%		2.3%	2.1%
30+ days past due as a % of total	1.3%	1.4%	1.4%	1.5%	1.3%		1.3%	1.3%
Total
Net write-off rate (principal only) (M)	1.5%	1.7%	1.7%	1.6%	1.5%		1.6%	1.5%
Net write-off rate (principal and fees) (M)	1.6%	1.9%	1.8%	1.7%	1.6%		1.8%	1.7%
30+ days past due as a % of total	1.2%	1.2%	1.2%	1.4%	1.2%		1.2%	1.2%

See Appendix IV for footnote references

Global Commercial Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'18	Q3'18	Q2'18	Q1'18	Q4'17	YOY % change	YTD'18	YTD'17	YOY % change
Non-interest revenues	$3,087	$2,980	$2,977	$2,838	$2,866	8	$11,882	$10,942	9
Interest income	435	416	393	377	357	22	1,621	1,361	19
Interest expense	234	218	204	171	168	39	827	595	39
Net interest income	201	198	189	206	189	6	794	766	4
Total revenues net of interest expense	3,288	3,178	3,166	3,044	3,055	8	12,676	11,708	8
Provisions for losses	223	201	235	240	187	19	899	743	21
Total revenues net of interest expense after provisions for losses	3,065	2,977	2,931	2,804	2,868	7	11,777	10,965	7
Expenses (Q)
Marketing, business development, rewards, Card Member services	1,528	1,469	1,482	1,374	1,362	12	5,853	5,311	10
Salaries and employee benefits and other operating expenses	839	734	734	722	743	13	3,029	2,811	8
Total expenses	2,367	2,203	2,216	2,096	2,105	12	8,882	8,122	9
Pretax segment income	698	774	715	708	763	(9)	2,895	2,843	2
Income tax provision	74	168	151	162	221	(67)	555	914	(39)
Segment income	$624	$606	$564	$546	$542	15	$2,340	$1,929	21
Effective tax rate	10.6%	21.7%	21.1%	22.9%	29.0%		19.2%	32.1%

(Billions, except percentages and where indicated)
Proprietary billed business (H)	$126.9	$121.6	$122.0	$115.7	$116.6	9	$486.2	$438.1	11
Proprietary cards-in-force (millions) (I)	14.5	14.4	14.3	14.1	14.0	4	14.5	14.0	4
Average Card Member spending (dollars)	$8,757	$8,469	$8,592	$8,233	$8,356	5	$34,058	$31,729	7

Segment assets (Q)	$51.8	$54.0	$52.9	$52.1	$49.1	5	$51.8	$49.1	5
Card Member loans	$12.4	$12.2	$11.9	$11.5	$11.1	12	$12.4	$11.1	12
Card Member receivables	$34.4	$36.6	$36.0	$35.5	$33.1	4	$34.4	$33.1	4

Card Member loans (R)
Total loans - Global Small Business Services (GSBS)	$12.4	$12.2	$11.8	$11.4	$11.0	13	$12.4	$11.0	13
30+ days past due as a % of total - GSBS	1.3%	1.1%	1.2%	1.3%	1.2%		1.3%	1.2%
Average loans - GSBS	$12.3	$11.9	$11.6	$11.1	$10.9	13	$11.7	$10.3	14
Net write-off rate (principal only) - GSBS (M)	1.6%	1.7%	1.8%	1.6%	1.6%		1.7%	1.6%
Net write-off rate (principal, interest and fees) - GSBS (M)	1.9%	2.0%	2.1%	1.9%	1.9%		2.0%	1.9%

Net interest income divided by average Card Member loans (N)	6.5%	6.6%	6.5%	7.4%	6.9%		6.7%	7.4%
Net interest yield on average Card Member loans (N)	10.5%	10.5%	10.4%	10.7%	10.5%		10.5%	10.8%

Card Member receivables
Total receivables - GCP (O)	$17.7	$19.7	$19.3	$19.3	$17.0	4	$17.7	$17.0	4
90+ days past billing as a % of total - GCP (O)	0.7%	0.8%	0.8%	0.8%	0.9%		0.7%	0.9%
Net loss ratio (as a % of charge volume) - GCP (O)	0.11%	0.12%	0.12%	0.10%	0.11%		0.11%	0.10%
Total receivables - GSBS	$16.7	$16.9	$16.7	$16.2	$16.1	4	$16.7	$16.1	4
30+ days past due as a % of total - GSBS	1.6%	1.4%	1.4%	1.8%	1.6%		1.6%	1.6%
Net write-off rate (principal only) - GSBS (M)	1.4%	1.8%	2.1%	1.7%	1.5%		1.7%	1.6%
Net write-off rate (principal and fees) - GSBS (M)	1.6%	2.0%	2.3%	1.9%	1.7%		2.0%	1.8%

See Appendix IV for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'18	Q3'18	Q2'18	Q1'18	Q4'17	YOY % change	YTD'18	YTD'17	YOY % change
Non-interest revenues	$1,530	$1,494	$1,513	$1,532	$1,554	(2)	$6,069	$6,025	1
Interest income	8	6	7	9	10	(20)	30	42	(29)
Interest expense	(89)	(78)	(68)	(59)	(55)	62	(294)	(188)	56
Net interest income	97	84	75	68	65	49	324	230	41
Total revenues net of interest expense	1,627	1,578	1,588	1,600	1,619	-	6,393	6,255	2
Provisions for losses	6	5	6	5	4	50	22	16	38
Total revenues net of interest expense after provisions for losses	1,621	1,573	1,582	1,595	1,615	-	6,371	6,239	2
Expenses
Marketing, business development, rewards, Card Member services	375	296	312	267	332	13	1,250	1,227	2
Salaries and employee benefits and other operating expenses	620	511	526	620	617	-	2,277	2,367	(4)
Total expenses	995	807	838	887	949	5	3,527	3,594	(2)
Pretax segment income	626	766	744	708	666	(6)	2,844	2,645	8
Income tax provision	125	186	201	192	207	(40)	704	857	(18)
Segment income	$501	$580	$543	$516	$459	9	$2,140	$1,788	20
Effective tax rate	20.0%	24.3%	27.0%	27.1%	31.1%		24.8%	32.4%

(Billions)
Segment assets (Q)	$44.5	$31.9	$31.3	$31.0	$30.6	45	$44.5	$30.6	45

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2018	2018	2018	2018	2017
ROE
Net income	$6,921	$3,705	$3,410	$3,131	$2,748
Average shareholders' equity	$20,650	$20,421	$20,393	$20,536	$20,857
Return on average equity (D)	33.5%	18.1%	16.7%	15.2%	13.2%

Reconciliation of ROCE
Net income	$6,921	$3,705	$3,410	$3,131	$2,748
Preferred shares dividends and related accretion	80	81	82	81	81
Earnings allocated to participating share awards and other	54	40	38	37	21
Net income attributable to common shareholders	$6,787	$3,584	$3,290	$3,013	$2,646

Average shareholders' equity	$20,650	$20,421	$20,393	$20,536	$20,857
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$19,066	$18,837	$18,809	$18,952	$19,273
Return on average common equity (D)	35.6%	19.0%	17.5%	15.9%	13.7%

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q4'18	Q3'18	Q2'18	Q1'18	Q4'17	YTD'18	YTD'17
Consolidated
Net interest income	$2,032	$1,961	$1,829	$1,841	$1,739	$7,663	$6,451
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (S)	405	390	359	302	297	1,456	1,149
Interest income not attributable to the Company's Card Member loan portfolio (T)	(287)	(274)	(236)	(213)	(177)	(1,010)	(637)
Adjusted net interest income (U)	$2,150	$2,077	$1,952	$1,930	$1,859	$8,109	$6,963
Average Card Member loans (billions)	$79.4	$76.4	$74.1	$72.7	$70.1	$75.8	$66.7
Net interest income divided by average Card Member loans (V)	10.2%	10.3%	9.9%	10.1%	9.9%	10.1%	9.7%
Net interest yield on average Card Member loans (W)	10.7%	10.8%	10.6%	10.8%	10.5%	10.7%	10.4%

U.S.
Net interest income	$1,571	$1,511	$1,410	$1,403	$1,337	$5,895	$4,961
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (S)	57	$55	$53	$37	$45	202	164
Interest income not attributable to the Company's Card Member loan portfolio (T)	(51)	(46)	(42)	(39)	(31)	(178)	(101)
Adjusted net interest income (U)	$1,577	$1,520	$1,421	$1,401	$1,351	$5,919	$5,024
Average Card Member loans (billions)	$57.8	$55.5	$53.7	$52.9	$51.1	$55.1	$48.9
Net interest income divided by average Card Member loans (V)	10.9%	10.9%	10.5%	10.6%	10.5%	10.7%	10.1%
Net interest yield on average Card Member loans (W)	10.8%	10.9%	10.6%	10.7%	10.5%	10.7%	10.3%

Outside the U.S.
Net interest income	$228	$225	$215	$218	$205	$886	$781
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (S)	18	18	16	18	17	70	54
Interest income not attributable to the Company's Card Member loan portfolio (T)	-	(3)	(2)	(3)	(1)	(8)	(8)
Adjusted net interest income (U)	$246	$240	$229	$233	$221	$948	$827
Average Card Member loans (billions)	$9.3	$8.9	$8.8	$8.6	$8.1	$8.9	$7.4
Net interest income divided by average Card Member loans (V)	9.8%	10.1%	9.8%	10.1%	10.1%	10.0%	10.6%
Net interest yield on average Card Member loans (W)	10.5%	10.6%	10.5%	11.0%	10.8%	10.6%	11.1%

Global Consumer Services Group
Net interest income	$1,799	$1,736	$1,624	$1,622	$1,542	$6,781	$5,742
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (S)	75	$73	$70	$54	$62	272	218
Interest income not attributable to the Company's Card Member loan portfolio (T)	(51)	(49)	(45)	(41)	(32)	(186)	(110)
Adjusted net interest income (U)	$1,823	$1,760	$1,649	$1,635	$1,572	$6,867	$5,850
Average Card Member loans (billions)	$67.1	$64.4	$62.5	$61.6	$59.2	$64.0	$56.4
Net interest income divided by average Card Member loans (V)	10.7%	10.8%	10.4%	10.5%	10.4%	10.6%	10.2%
Net interest yield on average Card Member loans (W)	10.8%	10.8%	10.6%	10.8%	10.5%	10.7%	10.4%

Global Commercial Services
Net interest income	$201	$198	$189	$206	$189	$794	$766
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (S)	170	161	152	126	128	609	461
Interest income not attributable to the Company's Card Member loan portfolio (T)	(44)	(42)	(38)	(37)	(30)	(161)	(114)
Adjusted net interest income (U)	$327	$317	$303	$295	$287	$1,242	$1,113
Average Card Member loans (billions)	$12.4	$12.0	$11.7	$11.2	$10.9	$11.8	$10.3
Net interest income divided by average Card Member loans (V)	6.5%	6.6%	6.5%	7.4%	6.9%	6.7%	7.4%
Net interest yield on average Card Member loans (W)	10.5%	10.5%	10.4%	10.7%	10.5%	10.5%	10.8%

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix III
Reconciliations of Adjustments

Q4'18
Effective Tax Rate Excluding Discrete Tax Items
Effective tax rate	(9.8%)
Discrete tax impacts (X)	27.1%
Effective tax rate excluding discrete tax items	17.3%

See Appendix IV for footnote references

Appendix IV	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.

(A)
Effective January 1, 2018, includes reclassification of certain business development expenses from Other expenses to Marketing and business development that are not directly attributable to the adoption of the new revenue recognition guidance.  Prior periods have been conformed to the current period presentation.

(B)
Represents net income (loss), less (i) earnings allocated to participating share awards of $16 million, $13 million, $12 million,  $13 million and $2 million in Q4'18, Q3'18, Q2'18, Q1'18 and Q4'17, respectively; and (ii) dividends on preferred shares of $19 million, $20 million, $20 million, $21 million and $20 million in Q4'18, Q3'18, Q2'18, Q1'18 and Q4'17, respectively.

(C)
Within assets, "other" includes the following items as presented in the Company's Consolidated Balance Sheets: Other receivables, Other loans (including merchant financing loans), Premises and equipment and Other assets; and within liabilities, "other" includes the following items: Travelers Cheques and other prepaid products, Accounts payable and Other liabilities.

(D)
Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders' equity/average common shareholders' equity, respectively.  Refer to Appendix I for components of return on average equity and return on average common equity.

(E)
Effective January 1, 2018, we have exited transitional Basel III reporting and our ratios exclude all transitional provisions.  Current ratios represent preliminary estimates as of the date of Fourth Quarter 2018 Earnings Release and may be revised in the Company's 2018 Form 10-K for period ended December 31, 2018.

(F)
Supplementary Leverage Ratio is calculated by dividing Tier 1 capital by total leverage exposure under Basel III.  Leverage exposure, which reflects average total consolidated assets with adjustments for Tier 1 capital deductions, average off-balance sheet derivatives exposures, securities purchased under agreements to resell and credit equivalents of undrawn commitments that are both conditionally and unconditionally cancellable.

(G)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(H)
Billed business represents transaction volumes (including cash advances) on cards and other payment products issued by American Express (proprietary billed business) and cards issued under network partnership agreements with banks and other institutions, including joint ventures (GNS billed business).  In-store spending activity within GNS retail cobrand portfolios, from which we earn no revenue, is not included in billed business.  Billed business is reported as United States or outside the United States based on the location of the issuer.

(I)
Cards-in-force represents the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, including joint ventures (GNS cards-in-force) except for GNS retail cobrand cards that have no out of store spend activity during the prior 12 months.
Basic cards-in-force excludes supplemental cards issued on consumer accounts.

(J)
This calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of proprietary and GNS billed business retained by the Company from merchants it acquires, or from merchants acquired by third parties on its behalf, net of amounts retained by such third parties.  Effective January 1, 2018, the Company began including billed business related to certain business-to-business products in the calculation of the average discount rate to reflect our expanding business-to-business product offerings.  Prior periods have been conformed to the current period presentation.

(K)	Average fee per card is computed based on proprietary basic net card fees divided by average proprietary basic cards-in-force.
(L)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(M)
The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, as the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(N)
See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans (refer to Footnotes "V" and "W").

(O)
GCP reflects global, large and middle market corporate accounts.  GCP delinquency data for periods other than 90+ days past billing is not available due to system constraints.  GCP Net loss ratio — Represents the ratio of GCP charge card write-offs, consisting of principal (resulting from authorized transactions) and fee components, less recoveries, on Card Member receivables expressed as a percentage of gross amounts billed to corporate Card Members.

(P)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q4'18 apply to the period(s) against which such results are being compared).  The Company believes the presentation of information on an FX-adjusted basis is helpful to investors by making it easier to compare the Company's performance in one period to that of another period without the variability caused by fluctuations in currency exchange rates.

(Q)
Includes changes in certain corporate allocations that are not directly attributable to our new segment structure effective Q2'18 and reflects changes in intercompany settlement process implemented effective Q4'18.

(R)
Effective Q3'17, GSBS loans and associated metrics reflect worldwide small business services loans.  Prior to Q3'17, due to certain system limitations, small business services loans outside the U.S. and associated credit metrics are reflected within GCSG, and were not significant to either GCSG or GCS.

(S)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(T)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.
(U)
Adjusted net interest income is a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans.  The Company believes adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.

(V)
Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.

(W)
Net interest yield on average Card Member loans is a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis.  Reserves and net write-offs related to uncollectible interest are recorded through provisions for losses, and thus not included in the net interest yield calculation.  The Company believes that  net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.

(X)
Reflects changes in the tax method of accounting for certain expenses, the resolution of certain prior years' tax audits and an adjustment to the Company's 2017 provisional tax charge related to the Tax Act.